Exhibit 99

Public Service Enterprise Group 80 Park Plaza Newark, NJ 07102

PSEG ANNOUNCES FIRST QUARTER 2026 RESULTS

$1.48 PER SHARE NET INCOME

$1.55 PER SHARE NON-GAAP OPERATING EARNINGS

Maintains 2026 Non-GAAP Operating Earnings Guidance of $4.28 - $4.40 Per Share

(NEWARK, N.J. – May 5, 2026) Public Service Enterprise Group (NYSE: PEG) reported the following results for the first quarter 2026:

PSEG Consolidated (unaudited)

First Quarter Comparative Results

	Income		Earnings Per Share
($ millions, except per share amounts)	1Q 2026	1Q 2025	1Q 2026	1Q 2025
Net Income	$741	$589	$1.48	$1.18
Reconciling Items	37	129	0.07	0.25
Non-GAAP Operating Earnings	$778	$718	$1.55	$1.43
Average Shares Outstanding (Diluted)			500	500

See Attachments 7 and 8 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings.

“PSEG delivered a solid operating and financial performance to begin the year,” said Ralph LaRossa, PSEG’s chair, president and CEO. “Our teams across PSE&G and PSEG Power successfully responded to multiple extreme weather events during the first quarter. These included the worst winter storm to hit our service territory in the past 30 years and several days of single digit temperatures that prompted our highest gas send-out since 2019. PSEG’s investments in critical energy infrastructure and our dedicated workforce that worked tirelessly to restore service in frigid conditions proved to be the key factors in our ability to deliver best-in-class storm response and reliability.”

“PSEG has worked with the Governor’s Office and the New Jersey Board of Public Utilities to keep electric rates flat in 2026, in keeping with Governor Sherrill’s Executive Orders 1 & 2 addressing utility costs and generation supply. PSE&G rates will also benefit from the update to reflect the latest Basic Generation Service auction results effective on June 1. On February 1st, we also kept our residential natural gas rate flat for the remainder of the 2025-2026 winter heating season, providing our customers with the lowest gas bills in New Jersey and in the region. PSEG Nuclear also had a strong first quarter, supplying 8 TWh of reliable, carbon-free baseload energy to New Jersey and the grid.”

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LaRossa added, “We continue to execute on our long-term strategy to grow PSEG’s non-GAAP Operating Earnings by a compound annual rate of 6% to 8% through 2030 – without the need to issue new equity or sell assets – which remains a core differentiator from our peers.”

PSEG Results by Segment (unaudited)

First Quarter Comparative Results

($ millions)	1Q 2026	1Q 2025
PSE&G Net Income/Non-GAAP Operating Earnings	$577	$546
PSEG Power & Other Net Income	164	43
Total PSEG Net Income	$741	$589

PSEG Power & Other Non-GAAP Operating Earnings	$201	$172
Total PSEG Non-GAAP Operating Earnings	$778	$718

PSE&G’s results for the first quarter reflect ongoing investments in Energy Efficiency, Gas System Modernization and Transmission; the seasonality of gas demand during the winter months; and the continued, gradual increase in the number of electric and gas customers. These results were partially offset by higher operation and maintenance costs as well as higher depreciation and interest expense related to incremental investments.

PSEG Power & Other results for the quarter reflect higher realized prices and lower operation and maintenance costs, partly offset by lower generating volume and the absence of zero emission certificates.

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PSEG will host a conference call to review its first quarter 2026 results, earnings guidance, and other matters with the financial community at 11:00 a.m. ET today. Please register to access this event by visiting: https://investor.pseg.com/investor-news-and-events

Media Relations:	Investor Relations:
(973) 430-7734 DL-ENT-pseg.communications@pseg.com	(973) 430-6565 PSEG-IR-GeneralInquiry@pseg.com

About PSEG

Public Service Enterprise Group (PSEG) (NYSE: PEG) is a predominantly regulated infrastructure company operating New Jersey’s largest transmission and distribution utility, serving approximately 2.4 million electric and 1.9 million natural gas customers. PSEG also owns an independent fleet of 3,758 MW of carbon-free, baseload nuclear power generating units in NJ and PA. PSEG aims to power a future where people use energy more efficiently, and it’s safer and delivered more reliably than ever. PSEG is a member of the S&P 500 Index and has been named

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to the Dow Jones Best-in-Class North America Index for 18 consecutive years. PSEG’s businesses include Public Service Electric and Gas Co. (PSE&G), PSEG Power and PSEG Long Island (https://corporate.pseg.com).

Non-GAAP Financial Measures

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Operating Earnings is a non-GAAP financial measure that differs from Net Income. Non-GAAP Operating Earnings exclude the impact of gains (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and other material infrequent items.

See Attachments 7 and 8 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings. The presentation of non-GAAP Operating Earnings is intended to complement and should not be considered an alternative to the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this report may not be comparable to similarly titled measures used by other companies.

Due to the forward-looking nature of non-GAAP Operating Earnings guidance, PSEG is unable to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure because comparable GAAP measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be required for such reconciliation. Namely, we are not able to reliably project without unreasonable effort MTM and NDT gains (losses), for future periods due to market volatility. These items are uncertain, depend on various factors, and may have a material impact on our future GAAP results.

Forward-Looking Statements

Certain of the matters discussed in this report about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences, and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:

•	any inability to successfully develop, obtain regulatory approval for, or construct transmission and distribution, and our nuclear generation projects;

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significant resource adequacy challenges that present affordability and reliability concerns and that could cause policymakers to implement responsive measures that could have a material, adverse impact on our business, strategy, growth rates, cash flows, results of operations, and financial condition and increase regulatory uncertainty for utility investment initiatives and programs;

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the physical, financial and transition risks related to climate change, including risks relating to potentially increased legislative and regulatory burdens, changing customer preferences and lawsuits;

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any equipment failures, gas explosions, accidents, critical operating technology or business system failures, natural disasters, severe weather events, acts of war, terrorism or other acts of violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents that may impact our ability to provide safe and reliable service to our customers;

•	any inability to recover the carrying amount of our long-lived assets;

•	disruptions or cost increases in our supply chain, including labor shortages;

•	any inability to maintain sufficient liquidity or access sufficient capital on commercially reasonable terms;

•	the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems;

•	failure to attract and retain a qualified workforce;

•	increases in the costs of equipment, materials, fuel, services and labor;

•	the impact of our covenants in our debt instruments and credit agreements on our business;

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•	adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning Trust Fund and increases in funding requirements;

•	any inability to enter into or extend certain significant contracts;

•	development, adoption and use of Artificial Intelligence by us and our third-party vendors;

•	fluctuations in, or third-party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;

•	the ability to obtain adequate nuclear fuel supply;

•	changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns;

•	third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel;

•	any inability to meet our commitments under forward sale obligations and Regional Transmission Organization rules;

•	risks associated with generation activities at, and operation of, the Peach Bottom plants, which are similar to those to which nuclear generation plants that we operate are subject;

•	the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments;

•	PSE&G’s proposed investment projects or programs may not be fully approved by regulators and its capital investment may be lower than planned;

•	our ability to receive sufficient financial support for our New Jersey nuclear plants from the markets, and/or production tax credits;

•	adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission returns;

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risks associated with our ownership and operation of nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as operational, financial, environmental and health and safety risks;

•	changes in or violation of federal, state and local environmental laws and regulations and enforcement;

•	delays in receipt of, or an inability to receive, necessary licenses and permits and siting approvals; and

•	changes in tax laws and regulations.

All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this press release or the Form 8-K to which it is an exhibit.

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Attachment 1

Public Service Enterprise Group Incorporated

Consolidating Statements of Operations

(Unaudited, $ millions, except per share data)

	Three Months Ended March 31, 2026
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$3,848	$(653)	$3,085	$1,416
OPERATING EXPENSES
Energy Costs	1,507	(653)	1,358	802
Operation and Maintenance	937	—	637	300
Depreciation and Amortization	329	—	295	34

Total Operating Expenses	2,773	(653)	2,290	1,136
OPERATING INCOME	1,075	—	795	280
Net Gains (Losses) on Trust Investments	(17)	—	—	(17)
Net Other Income (Deductions)	43	—	19	24
Net Non-Operating Pension and OPEB Credits (Costs)	19	—	17	2
Interest Expense	(272)	—	(175)	(97)

INCOME BEFORE INCOME TAXES	848	—	656	192
Income Tax Expense	(107)	—	(79)	(28)

NET INCOME	$741	$—	$577	$164

Reconciling Items Excluded from Net Income(b)	37	—	—	37

OPERATING EARNINGS (non-GAAP)	$778	$—	$577	$201

Earnings Per Share
NET INCOME	$1.48

Reconciling Items Excluded from Net Income(b)	0.07

OPERATING EARNINGS (non-GAAP)	$1.55

	Three Months Ended March 31, 2025
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$3,222	$(534)	$2,664	$1,092
OPERATING EXPENSES
Energy Costs	1,186	(534)	1,094	626
Operation and Maintenance	919	—	576	343
Depreciation and Amortization	320	—	280	40

Total Operating Expenses	2,425	(534)	1,950	1,009
OPERATING INCOME	797	—	714	83
Net Gains (Losses) on Trust Investments	8	—	—	8
Net Other Income (Deductions)	37	(1)	16	22
Net Non-Operating Pension and OPEB Credits (Costs)	16	—	17	(1)
Interest Expense	(241)	1	(157)	(85)

INCOME BEFORE INCOME TAXES	617	—	590	27
Income Tax (Expense) Benefit	(28)	—	(44)	16

NET INCOME	$589	$—	$546	$43

Reconciling Items Excluded from Net Income(b)	129	—	—	129

OPERATING EARNINGS (non-GAAP)	$718	$—	$546	$172

Earnings Per Share
NET INCOME	$1.18

Reconciling Items Excluded from Net Income(b)	0.25

OPERATING EARNINGS (non-GAAP)	$1.43

(a)	Includes activities at PSEG Power, PSEG Long Island, Energy Holdings, PSEG Services Corporation and the Parent.
(b)	See Attachments 7 and 8 for details of items excluded from Net Income to compute Operating Earnings (non-GAAP).

Attachment 2

Public Service Enterprise Group Incorporated

Capitalization Schedule

(Unaudited, $ millions)

	March 31, 2026	December 31, 2025
DEBT
Commercial Paper and Loans	$1,165	$1,529
Long-Term Debt*	23,090	22,545

Total Debt	24,255	24,074
STOCKHOLDERS’ EQUITY
Common Stock	5,010	5,062
Treasury Stock	(1,475)	(1,435)
Retained Earnings	13,853	13,446
Accumulated Other Comprehensive Loss	(85)	(91)

Total Stockholders’ Equity	17,303	16,982

Total Capitalization	$41,558	$41,056

*	Includes current portion of Long-Term Debt

Attachment 3

Public Service Enterprise Group Incorporated

Condensed Consolidated Statements of Cash Flows

(Unaudited, $ millions)

	Three Months Ended March 31,
	2026	2025
Cash Flows From Operating Activities
Net Income	$741	$589
Adjustments to Reconcile Net Income to Net Cash Flows From Operating Activities	530	460

Net Cash Provided By (Used In) Operating Activities	1,271	1,049

Net Cash Provided By (Used In) Investing Activities	(736)	(618)

Net Cash Provided By (Used In) Financing Activities	(263)	345

Net Change in Cash, Cash Equivalents and Restricted Cash	272	776
Cash, Cash Equivalents and Restricted Cash at Beginning of Period	156	154

Cash, Cash Equivalents and Restricted Cash at End of Period	$428	$930

Attachment 4

Public Service Electric & Gas Company

Retail Sales

(Unaudited)

March 31, 2026

Electric Sales

Sales (millions kWh)	Three Months Ended	Change vs. 2025
Residential	3,490	6%
Commercial & Industrial	6,784	3%
Other	97	(4%)

Total	10,371	4%

Gas Sold and Transported

Sales (millions therms)	Three Months Ended	Change vs. 2025
Firm Sales
Residential Sales	792	6%
Commercial & Industrial	511	3%

Total Firm Sales	1,303	5%

Non-Firm Sales*
Commercial & Industrial	161	24%

Total Non-Firm Sales	161

Total Sales	1,464	7%

*	Contract Service Gas rate included in non-firm sales

Weather Data*

	Three Months	Change vs.
	Ended	2025
Degree Days - Actual	2,561	8%
Degree Days - Normal	2,451

*

Winter weather as defined by heating degree days (HDD) to serve as a measure for the need for heating. For each day, HDD is calculated as HDD = 65°F – the average hourly daily temperature. The measures use data provided by the National Oceanic and Atmospheric Administration based on readings from Newark Liberty International Airport. Comparisons to normal are based on twenty years of historic data.

Attachment 5

Nuclear Generation Measures

(Unaudited)

	GWh Breakdown
	Three Months Ended
	March 31,
	2026	2025
Nuclear - NJ	5,092	5,464
Nuclear - PA	2,897	2,891

	7,989	8,355

Attachment 6

Public Service Enterprise Group Incorporated

Statistical Measures

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Weighted Average Common Shares Outstanding (millions)
Basic	499	498
Diluted	500	500
Stock Price at End of Period	$80.95	$82.30
Dividends Paid per Share of Common Stock	$0.67	$0.63
Dividend Yield	3.3%	3.1%
Book Value per Common Share	$34.75	$32.83
Market Price as a Percent of Book Value	233%	251%

Attachment 7

Public Service Enterprise Group Incorporated

Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended March 31,
	2026	2025
	($ millions, Unaudited)
Net Income	$741	$589
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax	6	(12)
(Gain) Loss on Mark-to-Market (MTM), pre-tax(a)	41	188
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	(10)	(47)

Operating Earnings (non-GAAP)	$778	$718

PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500

	($ Per Share Impact - Diluted, Unaudited)
Net Income	$1.48	$1.18
(Gain) Loss on NDT Fund Related Activity, pre-tax	0.01	(0.03)
(Gain) Loss on MTM, pre-tax(a)	0.08	0.38
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	(0.02)	(0.10)

Operating Earnings (non-GAAP)	$1.55	$1.43

(a)	Includes the financial impact from positions with forward delivery months.
(b)	Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds.

Attachment 8

PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended March 31,
	2026	2025
	($ millions, Unaudited)
Net Income	$164	$43
(Gain) Loss on NDT Fund Related Activity, pre-tax	6	(12)
(Gain) Loss on MTM, pre-tax(a)	41	188
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	(10)	(47)

Operating Earnings (non-GAAP)	$201	$172

PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500

(a)	Includes the financial impact from positions with forward delivery months.
(b)	Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds.